Exhibit 10.1

                          THIRD AMENDMENT TO AGREEMENT

         THIS AMENDMENT TO AGREEMENT (hereinafter sometimes called this "Amendment") is made as of the 20th day of September, 2005, by and between AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (hereinafter sometimes called the "Company") and EDWARD F. RUTTENBERG, an individual formerly residing in Pittsburgh, Pennsylvania , and now residing in Grapevine, Texas (hereinafter sometimes called the "Executive").

                                   WITNESSETH:

         WHEREAS, the Company and the Executive have executed and delivered, and entered into, the Employment Agreement dated November 18, 1999 between American Locker Group Incorporated and Edward F. Ruttenberg, as amended by the Amendment to Employment Agreement dated as of May 20, 2002 and the Second Amendment to Agreement dated as of March 1, 2005 (hereinafter sometimes collectively called the "Agreement") providing for, inter alia, the employment of the Executive by the Company for a term expiring initially on November 18, 2002, as extended to November 18, 2005; and

         WHEREAS, the Company and the Executive, the parties to the Agreement, wish to amend the Agreement in a certain respect in order to extend further the term of employment thereunder from November 18, 2005 to December 31, 2005;

         NOW, THEREFORE, for good and valuable consideration, the Company and the Executive, the parties to the Agreement, each intending to be legally bound, do hereby agree to amend the Agreement by the deletion from Section 2 of the Agreement of the reference to "November 18, 2005" and the insertion, in lieu thereof, of the reference to "December 31, 2005."

         In all other respects, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company and the Executive, the parties hereto, have duly executed this Amendment under seal as of the day and year first above written.

                                             THE COMPANY:
                                             AMERICAN LOCKER GROUP
                                             INCORPORATED
                                             By: /s/ Alan H. Finegold
                                                -------------------------------
                                                Name: Alan H. Finegold
                                                Title: Secretary

                                             THE EXECUTIVE:
                                             /s/ Edward F. Ruttenberg    [Seal]
                                            -----------------------------------
                                            Edward F. Ruttenberg